UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BKV Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Vote Virtually at the Meeting* June 11, 2026 10:00 a.m., CDT Virtually at: www.virtualshareholdermeeting.com/BKV2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92610-P51380 BKV CORPORATION 1200 17TH STREET, SUITE 2100 DENVER, CO 80202 ATTENTION: LEGAL DEPARTMENT BKV CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET You invested in BKV CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92611-P51380 1. Election of Class II Directors For Nominees: 01) Akaraphong Dayananda 02) Thiti Mekavichai 03) Sunit S. Patel 04) Carla Mashinski 2. To ratify the appointment of PricewaterhouseCoopers LLP as BKV Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.